                         ALDABRA ACQUISITION CORPORATION

                                                     ______________ __, 2005

Terrapin Partners, LLC
Rockefeller Center
620 Fifth Avenue
3rd Floor
New York, New York 10020

Gentlemen:

         This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering ("IPO") of the securities of Aldabra Acquisition Corporation
("Company") and continuing until the consummation by the Company of a "Business
Combination" (as described in the Company's IPO prospectus), Terrapin Partners,
LLC shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room, in New York City, as may be required by the Company from time to time, situated at Rockefeller Center, 620 Fifth Avenue, 3rd Floor,
New York, New York 10020 (or any successor location). In exchange therefor, the
Company shall pay Terrapin Partners, LLC the sum of $7,500 per month on the
Effective Date and continuing monthly thereafter.

                                             Very truly yours,

                                             ALDABRA ACQUISITION CORPORATION

                                             By:
                                                 -------------------------------
                                                 Name:  Nathan Leight
                                                 Title: Chairman

AGREED TO AND ACCEPTED BY:

TERRAPIN PARTNERS, LLC

By:
    -----------------------------
    Name: Jason Weiss
    Title: Manager